UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 16, 2010

AVITAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	06-1174053
(State or other jurisdiction of	(IRS Employer Identification
incorporation or organization)	Number)

#207 – 5005 Elbow Drive SW
Calgary, AB T2S 2T6
(Address of principal executive offices)

Cory Gelmon, President
#207 – 5005 Elbow Drive SW
Calgary, AB T2S 2T6
(Name and address of agent for service)

(310) 909-3830
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.	Other Events.

On May 31st, 2010 Avitar, Inc.(“Avitar”) entered a Joint Venture Agreement with Johnnie’s Famous Shoes, Inc. (“Johnnie’s”) of New York for the purpose of financing, producing and distributing its summer run of high end, luxury, Men’s footwear. Avitar, Inc. has agreed to finance the summer run of production as well as to be involved in the management of this project. Avitar is to get first moneys out of the project as well as a share of the profits. If this project is successful, Avitar can fund future production runs as Johnnie’s may require.

SECTION 9.	EXHIBITS.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release Dated June 29th, 2010

99.2	Press Release Dated August 4, 2010

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVITAR, INC.

By: /s/ Cory Gelmon
Cory Gelmon
Date: August 16, 2010